UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2017

Immunomedics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

(973) 605-8200 (Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other events

On March 2, 2017, Immunomedics, Inc. issued a press release titled “Immunomedics Outlines Revised Settlement Offer Rejected by venBio; Announces Actions That Are in the Best Interests of All Stockholders.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Immunomedics, Inc., dated March 2, 2017, titled “Immunomedics Outlines Revised Settlement Offer Rejected by venBio; Announces Actions That Are in the Best Interests of All Stockholders”

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Michael R. Garone
Name:	Michael R. Garone
Title:	Vice President, Finance and Chief Financial Officer

Date: March 2, 2017

3

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Immunomedics, Inc., dated March 2, 2017, titled “Immunomedics Outlines Revised Settlement Offer Rejected by venBio; Announces Actions That Are in the Best Interests of All Stockholders”

4